UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

January 31, 2005
Date of Report (date of Earliest Event Reported)

ROCKPORT HEALTHCARE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-23514	33-0611497
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027
(Address of principal executive offices and zip code)

(713) 621-9424
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Not applicable.

(b)
On January 31, 2005, Mr. Carl A. Chase resigned as Senior Vice President - Budgets & Controls of Rockport Healthcare Group, Inc. Rockport has retained Mr. Chase as a consultant to continue to perform certain financial reporting and internal audit functions.

(c)	Not applicable.

(d)	Not applicable.

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKPORT HEALTHCARE GROUP, INC.

Date: February 4, 2005	By:	/s/ Larry K. Hinson

Chief Financial Officer